Exhibit 99.1

OneMedNet Announces Filing of Registration Statement on Form S-4 in Connection with its Proposed Business Combination with Data Knights Acquisition Corp.

Reflects continued advancement in the business combination process; transaction remains on schedule to be completed during the second half of 2022

Includes OneMedNet’s latest quarterly results for the first quarter of 2022, reflecting continued strong business performance

Minneapolis, MN and London, UK – July 22, 2022 – OneMedNet Corporation, the leading curator of regulatory-grade Imaging Real Word Data (“iRWDTM”) and Data Knights Acquisition Corp. (“Data Knights”) (Nasdaq: DKDCA, DKDCW), a publicly-traded special purpose acquisition company, today announced the filing of a registration statement on Form S-4 (the “Registration Statement”), with the U.S. Securities and Exchange Commission (SEC).

The Registration Statement contains a preliminary proxy statement and prospectus, in connection with OneMedNet’s previously announced proposed business combination with Data Knights. While the Registration Statement has not yet become effective and the information contained therein is subject to change, it provides important information about OneMedNet and the proposed business combination with Data Knights.

On April 25, 2022, Data Knights entered into a merger agreement with OneMedNet. The merger is expected be completed in the second half of 2022, subject to approval by Data Knights' shareholders, the Registration Statement being declared effective by the SEC, and other customary closing conditions and is expected to trade on the under the symbol “ONMD.” The transaction values OneMedNet at a pro forma enterprise value of $317 million.

Included in the Registration Statement are OneMedNet’s financial results for the first quarter of 2022. For the period, OneMedNet generated $233,966 of net sales, an increase of 34% compared to the first quarter of 2021. OneMedNet 's full financial results and related disclosures can be found in the Registration Statement, which we encourage you to read. Included in the Registration Statement are OneMedNet's financial results for the first quarter of 2022.

OneMedNet provides innovative solutions regarding the clinical image archives of healthcare providers.  It securely de-identifies, searches, and curates a data archive locally, bringing a wealth of internal and third-party research opportunities to providers and regulators. FDA uses RWD and RWE to monitor post-market safety and adverse events and to make regulatory decisions. By leveraging this extensive federated provider network, together with industry leading technology and in-house clinical expertise, OneMedNet successfully meets the most rigorous Real World Data Life Science requirements.

Additional Information and Where to Find it

This press release relates to a proposed transaction between Data Knights and OneMedNet.  In connection with the proposed transaction, Data Knights filed a Registration Statement on Form S-4 with the SEC, which is subject to change, and which includes a proxy statement of Data Knights in connection with Data Knight’s solicitation of proxies for vote by Data Knight’s shareholders with respect to the proposed transaction and a prospectus of Data Knights relating to the issuance of Data Knights’ securities to the stockholders of OneMedNet. Data Knights may also file other documents regarding the proposed transaction with the SEC.

This communication does not contain all the information that should be considered concerning the proposed transaction and is not intended to form the basis of any investment decision or any other decision in respect of the proposed transaction. Before making any voting or investment decision, investors and security holders are urged to read the registration statement and the proxy statement/prospectus, each which have not yet become effective and the information contained therein is subject to change, together with all other relevant documents filed or that will be filed with the SEC in connection with the proposed transaction as they become available because they will contain important information about the proposed transaction.

Investors and security holders are able to obtain free copies of the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by Data Knights through the website maintained by the SEC at www.sec.gov.

Investors and security holders will be able to obtain free copies of the registration statement proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by Data Knights and OneMedNet through the website maintained by the SEC at www.sec.gov or by directing a request to: Trident Court, 1 Oakcroft Road, Chessington, Surrey KT9 1BD, United Kingdom.

NEITHER THE SEC NOR ANY STATE SECURITIES REGULATORY AGENCY HAS APPROVED OR DISAPPROVED THE TRANSACTIONS DESCRIBED IN THIS PRESS RELEASE, PASSED UPON THE MERITS OR FAIRNESS OF THE BUSINESS COMBINATION OR RELATED TRANSACTIONS OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE DISCLOSURE IN THIS PRESS RELEASE. ANY REPRESENTATION TO THE CONTRARY CONSTITUTES A CRIMINAL OFFENSE.

About OneMedNet Corporation

Founded in 2009, OneMedNet unlocks the significant value contained within the clinical image archives of healthcare providers by transforming Real-World Data into a valuable, quality asset that can help clinicians improve care and lower costs. Employing its proven OneMedNet iRWD™ solution, OneMedNet securely de-identifies, searches, and curates a data archive locally, bringing a wealth of internal and third-party research opportunities to providers. By leveraging this extensive federated provider network, together with industry leading technology and in-house clinical expertise, OneMedNet successfully meets the most rigorous Real-World Data Life Science requirements. OneMedNet is led by its Chief Executive Officer, Paul Casey and Chief Medical Officer, Dr. Jeffrey Yu.

About Data Knights Acquisition Corp.

Data Knights Acquisition Corp. is a blank check company formed for the purposes of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization, or similar business combination with one or more tech or software businesses or entities. Data Knights is led by its Chief Executive Officer, Barry Anderson, and its Founder and Chief Financial Officer, Firdauz Edmin Bin Mokhtar.

Participants in the Solicitation

OneMedNet, Data Knights and certain of their respective directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitation of proxies from Data Knights’ shareholders in connection with the proposed transaction. A list of the names of such persons and information regarding their interests in the proposed business combination are contained in the definitive proxy statement/prospectus. You may obtain free copies of these documents free of charge by directing a written request to Data Knights or OneMedNet. You can find more information about Data Knights’ directors and executive officers in Data Knights’ final prospectus dated May 6, 2021, and filed with the SEC on May 10, 2021. The definitive proxy statement will be transmitted to Data Knights’ shareholders as of a record date to be established for voting on the proposed business combination when it becomes available. Shareholders, potential investors, and other interested persons should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the sources indicated above.

Non-Solicitation

This press release relates to a proposed business combination between OneMedNet and Data Knights Acquisition Corp and is not intended and does not constitute a proxy statement or solicitation of a proxy and does not constitute an offer to sell or a solicitation of an offer to buy the securities of Data Knights Acquisition Corp. or OneMedNet, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be deemed to be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act or an exemption therefrom.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements contained in this press release constitute “forward-looking statements” within the meaning of federal securities laws. Forward-looking statements may include, but are not limited to, statements with respect to (i) trends in the real world medical data industry, including changes in U.S. and state laws, regulations and guidance related to OneMedNet’s products and services; (ii) OneMedNet’s growth prospects and OneMedNet’s market size; (iii) OneMedNet projected financial and operational performance including relative to its competitors; (iv) new product and service offerings OneMedNet may introduce in the future; (v) the potential transaction, including the implied enterprise value, the expected post-closing ownership structure and the likelihood and ability of the parties to consummate the potential transaction successfully; (vi) the risk the proposed business combination may not be completed in a timely manner or at all, which may adversely affect the price of Data Knights’ securities; (vii) the failure to satisfy the conditions to the consummation of the proposed business combination, including the approval of the proposed business combination by the stockholders of Data Knights Acquisition Corp.; (viii) the effect of the announcement or pendency of the proposed business combination on Data Knights’ or OneMedNet’s business relationships, performance and business generally; (ix) the outcome of any legal proceedings that be instituted against Data Knights or OneMedNet related to the proposed business combination or any agreement related thereto; (x) the ability to maintain the listing of Data Knights on Nasdaq; (xi) the price of Data Knights’ securities, including volatility resulting from changes in the competitive and regulated industry in which OneMedNet operates, variations in performance across competitors, changes in laws and regulations affecting OneMedNet’s business and changes in the combined capital structure; (xii) the ability to implement business pans, forecasts, and other expectations after the completion of the proposed business combination and identify and realize additional opportunities; and (xiii) other statements regarding Data Knights’ or OneMedNet’s expectations, hopes, beliefs, intentions and strategies regarding the future.

In addition, any statements that refer to projections forecasts or other characterizations of future events or circumstances, including any underlying assumptions are forward-looking statements. he words "anticipate," "believe," "continue," "could," "estimate," "expect," "intends," "outlook," "may," "might," "plan," "possible," "potential," "predict," "project," "should," "would," and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject, are subject to risks and uncertainties.

You should carefully consider the risks and uncertainties described in the "Risk Factors" section of Data Knights Acquisition Corp.’s registration statement on Form S-1, any proxy statement relating to the transaction filed by Data Knights Acquisition Corp with the SEC, other documents filed by Data Knights Acquisition Corp from time to time with SEC, and any risk factors made available to you in connection with Data Knights Acquisition Corp., OneMedNet, and the transaction. These forward-looking statements involve a number of risks and uncertainties (some of which are beyond the control of OneMedNet and Data Knights Acquisition Corp.) and other assumptions, that may cause the actual results or performance to be materially different from those expressed or implied by these forward-looking statements.

Contacts

Investor Contact

Shannon Devine

MZ Group North America

203-741-8811

OMN@mzgroup.us